UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Second Amendment to Stock Purchase Agreement

As previously disclosed in its Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2019 (the “February Current Report”), GigCapital, Inc., a Delaware corporation (“GigCapital” or, the “Buyer”), entered into a Stock Purchase Agreement on February 22, 2019 (the “Purchase Agreement”), by and among the Buyer, Kaleyra S.p.A., a company with shares formed under the laws of Italy (the “Company”), Shareholder Representative Services LLC, (the “Seller Representative”) as representative for the holders (the “Company Stockholders”) of the ordinary shares of the Company immediately prior to the closing of the Transaction (as defined below), and each of the following Company Stockholders of all of the Company’s stock (collectively, such Company Stockholders, the “Sellers”): Esse Effe S.p.A, a company with shares formed under the laws of Italy (“Esse Effe”), Maya Investments Limited, a company formed under the laws of England (“Maya”), Hong Kong Permanent Shine Limited, a company formed under the laws of Hong Kong, Ipai Terry Hsiao, Giacomo Dall’Aglio, Alex Milani, Luca Giardina Papa, Filippo Monastra, Matteo Castelucci, Kirk Tsai, Justyna Miziolek, Erjon Metko, Claudio Ippolito, Andrea Riccardi, and Francesco Vizzone. Pursuant to and in accordance with the terms of the Purchase Agreement, the Sellers will sell, transfer, assign, convey and deliver to the Buyer all of the Company Stock (the “Transaction”). Defined terms used but not defined herein shall have the meaning ascribed thereto in the Purchase Agreement previously filed as Exhibit 2.1 to the February Current Report, as previously amended by Amendment No. 1 to the Purchase Agreement dated September 24, 2019, as filed with the SEC on September 24, 2019 (the “First Amendment”).

As disclosed in the February Current Report, in accordance with, and subject to the Purchase Agreement, each Company Stockholder will be entitled to receive his, her or its share, as specified in the Purchase Agreement, of the aggregate closing consideration to be paid to the Company Stockholders at the Closing (the “Aggregate Closing Consideration”), in addition to a contingent right to receive the Earnout Shares (as defined and further described below under the heading “Earnout Shares”). The Aggregate Closing Consideration shall consist of a combination of cash (“Cash Consideration”), Buyer Common Stock (“Closing Share Consideration”) and unsecured convertible promissory notes (the “Notes”) for a specified principal amount (the “Note Principal Amount”). Each of Esse Effe and Maya will receive its portion of the Aggregate Closing Consideration in the form of a combination of Closing Share Consideration, Cash Consideration and Notes. Each of the other Company Stockholders will receive his, her or its portion of the Aggregate Closing Consideration solely in the form of Closing Share Consideration. The aggregate value of each component of the Aggregate Closing Consideration will be determined by the percentage of the Offering Shares (as defined in the Buyer’s Amended and Restated Certificate of Incorporation dated December 7, 2017 (the “Certificate of Incorporation”) attached as Exhibit 3.1 to the Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2017) outstanding as of February 22, 2019 that have been redeemed prior to the Closing (the “Redemption Percentage”) pursuant to the Redemption Rights (as defined in the Certificate of Incorporation) and Article IX of the Buyer Certificate of Incorporation. The Purchase Agreement apportions each component of the Aggregate Closing Consideration according to five fixed ranges of possible Redemption Percentages (the “Redemption Ranges”).

As described more fully below, the Redemption Range that has occurred with regard to the Transaction is the Redemption Range of a Redemption Percentage that is greater than 62.5% but less than or equal to 75.0%. As a result, the aggregate Cash Consideration to be paid to Esse Effe and Maya under the terms of the Purchase Agreement is $7,500,000.

On November 23, 2019, the Buyer, Company, Sellers, and the Seller Representative entered into Amendment No. 2 to the Purchase Agreement (the “Second Amendment”). The Second Amendment provides that in lieu of the Buyer paying aggregate Cash Consideration to Esse Effe and Maya in the amount of $7,500,000, Buyer will issue unsecured promissory notes to each of Esse Effe and Maya, in the amounts of $6,000,000 and $1,500,000 respectively, (the “Cash Consideration Notes”) at the Closing. The Second Amendment also provides that the funds in the Buyer’s Trust Account, after taking into account payments for the Redemptions, will be used to pay unpaid Expenses.

Interest on the Cash Consideration Notes will accrue at a fixed interest rate equal to the one-year U.S. dollar LIBOR interest rate published in The Wall Street Journal on the Closing Date, which is one and ninety-one hundredths percent (1.09%), plus a margin of one percent (1%) per annum. All interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. The outstanding principal balance of the Cash Consideration Notes, plus all accrued and unpaid interest and fees due under the Cash Consideration Notes, shall, upon the receipt by the Buyer, whether in a debt or equity financing event by the Buyer (which may include the receipt of cash from third parties with which the Buyer has entered into forward share purchase agreements), of cash proceeds in an amount not less than Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) (the “Financing Proceeds”), be due and payable no later than ten business days after Buyer receives the Financing Proceeds.

A copy of the form of Cash Consideration Notes is attached as an exhibit to the Second Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.3 and is incorporated herein by reference.

Except as expressly modified by the First Amendment and the Second Amendment, the Purchase Agreement remains in full force and effect in all respects. This section describes the material provisions the Amendment and the Cash Consideration Notes but does not purport to describe all of their terms. The foregoing summary is qualified in its entirety by reference to the complete text of the Second Amendment and the form of Cash Consideration Note, a copy of which is attached as Exhibit 2.3, and are incorporated herein by reference.

The Purchase Agreement, the First Amendment, the Second Amendment and the form of Cash Consideration Note are included as an exhibit or incorporated by reference into this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the Transaction. It is not intended to provide any other factual information about the Buyer, Company or the other parties to the Purchase Agreement or the Amendment. In particular, the assertions embodied in the representations and warranties by the Buyer and Company contained in the Purchase Agreement are qualified by information in the disclosure schedules provided by the Buyer and Company in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Buyer and Company, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Buyer or Company.

Amendments to Extension Notes and Working Capital Notes

As previously disclosed in its Current Report on Form 8-K as filed with the SEC on March 8, 2019 (the “March Current Report”), the Buyer on March 6, 2019, issued an unsecured promissory note (the “Initial Extension Note”) in the principal amount of $1,046,044.70 to GigAcquisitions, LLC, a Delaware limited liability company, “GigAcquisitions”), for the purpose of extending the period of time for the Buyer to consummate a business combination by three months to June 12, 2019. The Initial Extension Note bears no interest and is repayable in full upon the Closing.

As previously disclosed in its Current Report on Form 8-K as filed with the SEC on July 10, 2019 (the “July Current Report”), the Buyer on July 10, 2019 issued to GigAcquisitions two separate promissory notes. One was in the principal amount of $275,698.10 and was for the purpose of further extending the period of time for the Buyer to consummate a business combination (the “July Extension Note”). The other was in the principal amount of $89,946.19 and provided the Buyer with additional working capital during the extended period of time for the Buyer to consummate a business combination (the “July Working Capital Note”).

As previously disclosed in its Current Report on Form 8-K as filed with the SEC on October 15, 2019 (the “October Current Report”), the Buyer on October 11, 2019 issued to GigFounders, LLC (“GigFounders”) a promissory note in the principal amount of $166,490.88 that provided the Buyer with additional working capital during the extended period of time for the Buyer to consummate a business combination (the “October Working Capital Note”).

As previously disclosed in its Current Report on Form 8-K as filed with the SEC on November 13, 2019 (the “November Current Report”), the Buyer on November 12, 2019 issued to GigFounders a promissory note in the principal amount of $286,993.09 for the purpose of further extending the period of time for the Buyer to consummate a business combination (the “November Extension Note”).

Each of the July Extension Note, November Extension Note, July Working Capital Note and October Working Capital Note bear no interest and are repayable in full upon the Closing. Furthermore, each of the July Working Capital Note and the October Working Capital Note are convertible at the payee’s election upon the Closing. Upon such election, the July Working Capital Note and the October Working Capital Note will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Buyer’s initial public offering.

In lieu of repaying in full upon the Closing, the Initial Extension Note, the July Extension Note, November Extension Note, July Working Capital Note and October Working Capital Note, the Buyer and each of GigAcquisitions and GigFounders have agreed to amend and restate these promissory notes to provide that the outstanding principal balance of the amended and restated notes (for the Initial Extension Note, the July Extension Note and November Extension Note, the “Amended Extension Notes”, and for the July Working Capital Note and October Working Capital Note, the “Amended Working Capital Notes”), plus all accrued and unpaid interest (as described below) and fees due under the Amended Extension Notes and Amended Working Capital Notes, shall, upon the receipt by the Buyer, whether in a debt or equity financing event by the Buyer (which may include the receipt of cash from third parties with which the Buyer has entered into forward share purchase agreements), the Financing Proceeds, be due and payable no later than ten business days after Buyer receives the Financing Proceeds. Interest on the Amended Extension Notes and Amended Working Capital Notes will accrue at a fixed interest rate equal to the one-year U.S. dollar LIBOR interest rate published in The Wall Street Journal on the Closing Date, which is one and ninety-one hundredths percent (1.09%), plus a margin of one percent (1%) per annum. All interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. None of the Amended Extension Notes or Amended Working Capital Notes will be convertible into securities of the Buyer.

The Buyer has on November 23, 2019 issued the Amended Extension Notes and Amended Working Capital Notes to GigAcquisitions and GigFounders, as appropriate, for each of the Initial Extension Note, the July Extension Note, November Extension Note, July Working Capital Note and October Working Capital Note.

Copies of the forms of Amended Extension Note and Amended Working Capital Note are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Amended Extension Notes and Amended Working Capital Notes is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 22, 2019, GigCapital held its special meeting of the stockholders (the “Special Meeting”) to (i) consider and vote a proposal to adopt the Stock Purchase Agreement, as amended, and the transactions contemplated thereby (“Proposal No. 1”); (ii) consider and vote on an amendment to GigCapital’s current amended and restated certificate of incorporation, as amended (the “Charter”) to provide for the classification of GigCapital’s board of directors (the “Board”) into three classes of directors with staggered three-year terms of office and to make certain related changes (“Proposal No. 2”); (iii) consider and vote upon a proposal to amend GigCapital’s current Charter to provide for certain additional changes, including but not limited to changing the GigCapital’s name from “GigCapital, Inc.” to “Kaleyra, Inc.” and eliminating certain provisions specific to our status as a blank check company (“Proposal No. 3”); (iv) elect, effective at the closing of the business combination, six directors to serve staggered terms on our Board until the 2020, 2021 and 2022 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified or until they resign or are otherwise removed (“Proposal No. 4); and (v) consider and vote upon a proposal to approve the Kaleyra, Inc. 2019 Equity Incentive Plan (“Proposal No. 5”).

There were 11,636,542 shares of common stock of GigCapital issued and outstanding on the record date for the Special Meeting. At the Special Meeting there were 10,803,634 shares voted by proxy or in person. The results for each matter were as follows:

Proposal No. 1—GigCapital’s stockholders adopted and approved the Stock Purchase Agreement, as amended, and the transactions contemplated thereby.

Votes FOR	Votes AGAINST	ABSTAIN
10,594,629	209,055	0

Proposal No. 2—GigCapital’s stockholders approved the amendment to the Charter to provide for the classification of the Board into three classes of directors with staggered three-year terms of office and to make certain related changes.

Votes FOR	Votes AGAINST	ABSTAIN
10,594,629	209,055	0

Proposal No. 3—GigCapital’s stockholders approved the amendment to the Charter to provide for certain additional changes, including but not limited to changing GigCapital’s name from “GigCapital, Inc.” to “Kaleyra, Inc.” and eliminating certain provisions specific to our status as a blank check company.

Votes FOR	Votes AGAINST	ABSTAIN
10,594,629	209,055	0

Proposal No. 4—GigCapital’s stockholders elected, effective at the closing of the business combination, the following six directors to serve staggered terms on our Board until the 2020, 2021 and 2022 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified or until they resign or are otherwise removed:

Class I—Simon Fubini:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Class I—John J. Mikulsky:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Class II—Neil Miotto:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Class II—Matteo Lodrini:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Class III—Avi S. Katz:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Class III—Dario Calogero:

Votes FOR	Votes WITHHELD
10,594,624	209,005

Proposal No. 5—GigCapital’s stockholders approved the Kaleyra, Inc. 2019 Equity Incentive Plan.

Votes FOR	Votes AGAINST	ABSTAIN
10,594,629	209,055	0

Item 8.01.	Other Events.

Approval of the Business Combination

On November 25, 2019, GigCapital announced that all proposals related to the business combination were approved by GigCapital’ stockholders at the Special Meeting.

Results of the Tender Offer

On November 25, 2019, GigCapital also announced the results of its previously announced tender offer to purchase up to 14,873,256 of its outstanding rights (each of the rights representing the right to receive one-tenth of one share of GigCapital common stock) at a purchase price of $0.99 per right, in cash, less any applicable withholding taxes and without interest (the “Tender Offer”). The Tender Offer expired at one minute past 11:59 p.m., New York City time, on November 22, 2019 (the “Expiration Time”). As of the Expiration Time, 1,655,691 or 11.13% of the outstanding rights had been validly tendered and not withdrawn in the Tender Offer. GigCapital has accepted for purchase all of the rights validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time.

A copy of the press release announcing the approval of the business combination and the results of the Tender Offer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Stock Purchase Agreement, dated as of February 22, 2019 (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K as filed with the SEC on February 26, 2019).

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of September 24, 2019 (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K as filed with the SEC on September 24, 2019.)

2.3	Amendment No. 2 to Stock Purchase Agreement, dated as of November 23, 2019.

10.1	Form of Amended Extension Note, dated November 23, 2019.

10.2	Form of Amended Working Capital Note, dated November 23, 2019.

99.1	Press Release, dated November 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board